GOLDMAN SACHS TRUST

Institutional, Class R6 and Class P Shares

of the

Goldman Sachs Tactical Exposure Fund

(the “Fund”)

Supplement dated February 19, 2019 to the

Prospectuses and Statement of Additional Information (“SAI”),

each dated December 28, 2018, as supplemented to date

Effective immediately, Raymond Chan will no longer serve as a portfolio manager for the Fund. In addition, effective immediately, Siwen Wu will serve as a portfolio manager for the Fund. Neill Nuttall and Robert Surgent will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

All references to Mr. Chan in the Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Tactical Exposure Fund—Summary—Portfolio Management” section of the Prospectuses:

Portfolio Managers: Neill Nuttall, Managing Director, has managed the Fund since 2017; Robert Surgent, Managing Director, has managed the Fund since 2018; and Siwen Wu, Vice President, has managed the Fund since 2019.

The following row is added to the table in the “Global Portfolio Solutions Team” subsection of the “Service Providers—Portfolio Managers” section of the Prospectuses:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Siwen Wu Vice President	Portfolio Manager— Tactical Exposure	Since 2019	Mr. Wu is a Vice President focusing on multi-asset funds and institutional portfolios within the Global Portfolio Solutions (GPS) Group in GSAM. Prior to joining GPS in 2014, Mr. Wu spent two years in the Market Risk Management Group at Goldman Sachs where he worked on risk analysis and capital efficiency projects for the Securities Division businesses.

This Supplement should be retained with your Prospectuses and SAI for future reference.

TACTEXPTBDSTK 02-19